[Logo] Silicon Valley Bank

                           Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.
Address:   5580 Cherry Avenue
           Long Beach, California 90805

Date: September 30, 1996

      THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by those Amendments to Loan Agreement dated April 3, 1995, May 31, 1995, August 31, 1995, September 30, 1995, December 31, 1995, March 31, 1996, and June 30, 1996, and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

      1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1): The earlier of (i) December 31, 1996 or (ii) the Loan
                    Termination Date."

      2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

      3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                            Silicon:

NATURAL GAS VEHICLE SYSTEMS,                         SILICON VALLEY BANK
INC.

By /s/ [ILLEGIBLE]                                  By  /s/ [ILLEGIBLE]
   ------------------------------------                 ------------------------
   President or Vice President                      Title  VP
                                                          ---------------------


By /s/ Linda Asher
   ------------------------------------
   Secretary or Ass't Secretary

[LOGO]  Silicon Valley Bank

                           Amendment to Loan Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  5580 Cherry Avenue
          Long Beach, California 90805

Dated as of: June 30, 1996

      THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995, as amended by that Amendment to Loan Agreement dated August 31, 1995, as amended by that Amendment to Loan Agreement dated September 30, 1995, as amended by that Amendment to Loan Agreement dated December 31, 1995, as amended by that Amendment to Loan Agreement dated March 31, 1996 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
         (Section 5.1): The earlier of (i) September 30, 1996 or (ii) the Loan
                        Termination Date."

      2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

      3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

NATURAL GAS VEHICLE SYSTEMS,           SILICON VALLEY BANK
INC.

By /s/ [Illegible]                     By /s/ [Illegible]
   ----------------------------           ---------------------------------
   President or Vice Presidet          Title  VP
                                             ------------------------------


By /s/ Linda Asher
   ----------------------------
  Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

  Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.
Address:   2250 Cherry Industrial Circle
           Long Beach, California 90805

Date:      April 3, 1995

            THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1): The earlier of (i) May 31, 1995 or (ii) the Loan
                    Termination Date."

      2. No Waiver, Etc. Silicon received a Notice of Attachment (the "Attachment") regarding the Borrower's bank accounts at Silicon on March 30, 1995. As you know, Section 6.1 (f) of the Loan Agreement states that any "levy, assessment, attachment, seizure, lien or encumbrance [which] is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same" constitutes an Event of Default. The willingness of Silicon to extend the Maturity Date as set forth herein does not in any manner whatsoever waive, diminish or otherwise affect any of its rights and remedies relating to the Event of Default arising if the Borrower fails to cure the Attachment within 10 days of the occurrence of the same.

      3. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

      4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

NATURAL GAS VEHICLE SYSTEMS,           SILICON VALLEY BANK
INC.

By /s/ Authorized Officer              By /s/ Authorized Officer
   ----------------------------           ---------------------------------
   President or Vice Presidet          Title  VP
                                             ------------------------------


By /s/ Linda Asher
   ----------------------------
  Secretary or Ass't Secretary

[LOGO]  Silicon Valley Bank

                           Amendment to Loan Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  5580 Cherry Avenue
          Long Beach, California 90805

Dated as of: June 30, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995, as amended by that Amendment to Loan Agreement dated August 31, 1995, as amended by that Amendment to Loan Agreement dated September 30, 1995, as amended by that Amendment to Loan Agreement dated December 31, 1995, as amended by that Amendment to Loan Agreement dated March 31, 1996 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
         (Section 5.1): The earlier of (i) September 30, 1996 or (ii) the Loan
                        Termination Date."

     2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

NATURAL GAS VEHICLE SYSTEMS,           SILICON VALLEY BANK
INC.

By /s/ [Illegible]                     By /s/ [Illegible]
  ----------------------------           ---------------------------------
  President or Vice President          Title  VP
                                            ------------------------------
By /s/ Linda Asher
  ----------------------------
  Secretary or Ass't Secretary

[LOGO]  Silicon Valley Bank

                           Amendment to Loan Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  5580 Cherry Avenue
          Long Beach, California 90805

Date:     March 31, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995, as amended by that Amendment to Loan Agreement dated August 31, 1995, as amended by that Amendment to Loan Agreement dated September 30, 1995, as amended by that Amendment to Loan Agreement dated December 31, 1995 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
         (Section 5.1): The earlier of (i) June 30, 1996 or (ii) the Loan
                        Termination Date."

     2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

NATURAL GAS VEHICLE SYSTEMS,           SILICON VALLEY BANK
INC.

By /s/ [Illegible]                     By /s/ [Illegible]
  ----------------------------           ---------------------------------
  President or Vice President          Title  VP
                                            ------------------------------
By /s/ Linda Asher
  ----------------------------
  Secretary or Ass't Secretary

[LOGO]  Silicon Valley Bank

                           Amendment to Loan Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  5580 Cherry Avenue
          Long Beach, California 90805

Date:     December 31, 1995

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995, as amended by that Amendment to Loan Agreement dated August 31, 1995, as amended by that Amendment to Loan Agreement dated September 30, 1995 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
         (Section 5.1): The earlier of (i) March 31, 1996 or (ii) the Loan
                        Termination Date."

     2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Silicon:

NATURAL GAS VEHICLE SYSTEMS,           SILICON VALLEY BANK
INC.

By /s/ [Illegible]                     By /s/ [Illegible]
  ----------------------------           ---------------------------------
  President or Vice President          Title  VP
                                            ------------------------------
By /s/ Linda Asher
  ----------------------------
  Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

  Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.
Address:   5580 Cherry Avenue
           Long Beach, California 90805

Date:      September 30, 1995

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995, as amended by that Amendment to Loan Agreement dated August 31, 1995, and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1):        The earlier of (i) December 31, 1995 or (ii) the Loan
                           Termination Date."

     2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and undertakings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                            Silicon:

NATURAL GAS VEHICLE SYSTEMS,                         SILICON VALLEY BANK
INC.

By  /s/ [ILLEGIBLE]                                  By  /s/ [ILLEGIBLE]
  ------------------------------------                 ------------------------
    President or Vice President                      Title  AVP
                                                          ---------------------
By  /s/ Linda Asher
  ------------------------------------
    Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

  Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.

Address:   5580 Cherry Avenue
           Long Beach, California 90805

Date:      August 31, 1995

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, as amended by that Amendment to Loan Agreement dated May 31, 1995 and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1):     The earlier  of (i) September 30, 1995 or (ii) the Loan
                        Termination Date"

     2. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     3. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                            Silicon:
NATURAL GAS VEHICLE SYSTEMS,                         SILICON VALLEY BANK
INC.

By  /s/ [ILLEGIBLE]                                  By  /s/ [ILLEGIBLE]
  ----------------------------------                   -------------------------
    President or Vice President                      Title  AVP
                                                          ----------------------
By  /s/ Linda Asher
  ----------------------------------
    Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

  Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.
           5580 Cherry Avenue
           Long Beach, California 90805

Date:      May 31, 1995

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994, as amended by that Amendment to Loan Agreement dated April 3, 1995, and as otherwise amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Letter of Credit. The reference in Section 1.1 of the Schedule to Loan Agreement to "Letter of Credit" shall mean the Letter of Credit, as extended, modified or otherwise supplemented from time to time.

     2. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1):        The earlier of (i) August 31, 1995 or (ii) the Loan
                           Termination Date"

     3. No Waiver, Etc. Silicon received a Notice of Attachment (the "Attachment") regarding the Borrower's bank accounts at Silicon on March 30, 1995. As you know, Section 6.1 (f) of the Loan Agreement states that any "levy, assessment, attachment, seizure, lien or encumbrance [which] is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same" constitutes an Event of Default. The willingness of Silicon to extend the Maturity date as set forth herein does not in any manner whatsoever waive, diminish or otherwise affect any of its rights and remedies relating to the Event of Default arising if the Borrower fails to cure the Attachment within 10 days of the occurrence of the same.

     4. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     5. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

Silicon Valley Bank                                  Amendment to Loan Agreement
--------------------------------------------------------------------------------

parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                                     Silicon:

NATURAL GAS VEHICLE SYSTEMS,                SILICON VALLEY BANK
INC.

By  /s/[ILLEGIBLE]                          By  /s/[ILLEGIBLE]
  -------------------------------               -------------------------
    President or Vice President               Title  AVP
                                                   ----------------------
By  /s/Linda Asher
  -------------------------------
    Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

  Amendment to Loan Agreement

Borrower:  Natural Gas Vehicle Systems, Inc.
Address:   2250 Cherry Industrial Circle
           Long Beach, California 90805

Date:      April 3, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Amended and Restated Loan and Security Agreement between them, dated October 12, 1994 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Amended Maturity Date. Section 5.1 of the Schedule to Loan Agreement is hereby deleted and replaced with the following:

     "Maturity Date
     (Section 5.1):           The earlier of (i) May 31, 1995 or (ii) the Loan
                              Termination Date."

     2. No Waiver, Etc. Silicon received a Notice of Attachment (the "Attachment") regarding the Borrower's bank accounts at Silicon on March 30, 1995. As you know, Section 6.1 (f) of the Loan Agreement states that any "levy, assessment, attachment, seizure, lien or encumbrance [which] is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same" constitutes an Event of Default. The willingness of Silicon to extend the Maturity Date as set forth herein does not in any manner whatsoever waive, diminish or otherwise affect any of its rights and remedies relating to the Event of Default arising if the Borrower fails to cure the Attachment within 10 days of the occurrence of the same.

     3. Fee. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

                              Certified Resolution

Borrower:   Natural Gas Vehicle Systems, Inc., a
            corporation organized under the laws of
            the State of Delaware

Address:    2250 Cherry Industrial Circle
            Long Beach, California  90805

Date:       October 12, 1994

     I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

     Silicon Valley Bank                     Certified Resolution
--------------------------------------------------------------------------------

     The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                    OFFICE(S)                      ACTUAL SIGNATURES

Howard T. Phelan         Chairman & President           x /s/ Howard T. Phelan
---------------------    ----------------------------    -----------------------
_____________________    ____________________________   x_______________________
_____________________    ____________________________   x_______________________
_____________________    ____________________________   x_______________________

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                 /s/ Susan E. Blauner
                                 -------------------------
                                 Assistant Secretary

--------------------------------------------------------------------------------

                                    Consent

     The undersigned, subordinating creditors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the subordination agreements, executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

Caithness/NCF Company, a California      CNG Cylinder Corporation, a California
joint venture                            corporation

By /s/ Howard T. Phelan                  By /s/ Howard T. Phelan
-----------------------------------      ---------------------------------------
Title: Chairman                          Title: Chairman

Caithness Corporation

By [ILLEGIBLE]
-----------------------------------
Title: V.P. & CONTROLLER

--------------------------------------------------------------------------------

                                    Consent

     The undersigned, subordinating creditor, acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments, thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the subordination agreements executed by the undersigned in favor of Silicon all of which are hereby ratified and affirmed and shall continue in full force and effect.

                         AMOCO OIL COMPANY

                         By [ILLEGIBLE]
                         -----------------------------------------
                         Title: Manager - Alternative Transportation [ILLEGIBLE]

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[Logo] Silicon Valley Bank

                        Schedule to Amended and Restated

                          Loan and Security Agreement

Borrower:   Natural Gas Vehicle Systems, Inc.
Address:    2250  Cherry Industrial Circle
            Long Beach, California  90805

Date:       October 12, 1994

Credit Limit (Section 1.1):        An amount not to exceed the lesser of: (i)
                                   $245,000; or (ii) 98% of the face amount of an outstanding letter of credit issued by the Bank of New York, with Caithness Composites,
                                   Inc. as account party, and Silicon as
                                   beneficiary, which Letter of Credit shall be acceptable to Silicon in its discretion (such letter of credit is referred to as the "Letter of Credit"). No Loans shall be made on and after the date that is thirty (30) days prior to the expiration date of the Letter of Credit (such date that is 30 days prior to such expiration date is referred to as the "Loan Termination Date").

Interest Rate (Section 1.2):       A rate equal to the "Prime Rate" in effect
                                   from time too time.

                                   Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Loan Origination Fee
(Section 1.3):                     $1,000.

Maturity Date
(Section 5.1):                     The earlier of (i) December 31, 1994 or (ii)
                                   the Loan Termination Date.

Prior Names of Borrower
(Section 3.2):                     None

Trade Names of Borrower
(Section 3.2):                     NGV Systems Inc., CNG Cylinder Company, NGV
                                   Systems Company

Other Locations and Addresses
(Section 3.3):                     2040 Cherry Industrial Circle, Long Beach,
                                   California 90805 6111 Highway 290 East,
                                   Austin, Texas 78723

     Silicon Valley Bank         Schedule to Amended and Restated Loan Agreement
--------------------------------------------------------------------------------

Material Adverse Litigation
(Section 3.10):                    None

Negative Covenants-Exceptions
(Section 4.6):                     Without Silicon's prior written consent,
                                   Borrower may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $100,000 in any fiscal year; and (ii) guarantee obligations of, and make loans to, Borrower's wholly-owned subsidiary, NGV Development Co., Inc.
                                   ("Subsidiary").

Financial Covenants
(Section 4.1):                     None.

Other Covenants
(Section 4.1):                     Borrower shall at all times comply with all
                                   of the following additional covenants:

                                   1. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

                                   2. Indebtedness. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $1,000,000 at any time outstanding.

                                   3. Stock Pledge. Borrower shall maintain in effect the Pledge Agreement executed and delivered to Silicon in connection with the Original Loan Agreement, and Borrower shall cause said Pledge Agreement to continue in full force and effect at all times during the term of this Agreement with respect to 100% of the outstanding stock of the Subsidiary now outstanding or hereafter issued and 100% of all options and warrants to acquire stock of the Subsidiary hereafter issued. Borrower represents and warrants that there are no outstanding options or warrants to acquire stock of the Subsidiary.

                                   4. Warrant. Borrower shall maintain in full force and effect the warrant agreement and related documents executed and delivered by Borrower to Silicon in connection with the Original Loan Agreement.

                                   5. Subordination. Borrower shall cause to remain in effect at all times during the term of this Agreement the subordination agreements of Caithness/NCF and CNG Cylinder Corp. executed and delivered in connection with the Original Loan Agreement, and the Intercreditor Agreement dated March 4, 1993 executed and delivered by Amoco Oil Company in favor of Silicon.



                                       2
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    Silicon Valley Bank          Schedule to Amended and Restated Loan Agreement
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                                   6. Predecessor Partnership. Borrower
                                   represents and warrants to Silicon that all of the assets and liabilities of CNG Cylinder Company of North America, L.P. have been duly transferred to the Borrower, and that such transfer was in compliance with all applicable laws, rules and regulations.

                                     Borrower:

                                        NATURAL GAS VEHICLE SYSTEMS, INC.

                                        By  /s/ Howard T. Phelan
                                           ------------------------------------
                                                  President

                                        By  /s/ Susan E. Blauner
                                           ------------------------------------
                                                  Ass't Secretary

                                     Silicon:

                                        SILICON VALLEY BANK

                                        By [ILLEGIBLE]
                                           ------------------------------------
                                        Title [ILLEGIBLE]
                                              ---------------------------------

--------------------------------------------------------------------------------

[Logo] Silicon Valley Bank

                          Amended and Restated Loan and
                               Security Agreement

Borrower:     Natural Gas Vehicle Systems, Inc.
Address:      2250 Cherry Industrial Circle
              Long Beach,  California  90805

Date:         October 12, 1994

THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). This Agreement amends and restates in its entirety the Loan and Security Agreement dated June 2, 1992, as amended by that Amendment to Loan Agreement dated September 29, 1992, by that letter agreement dated October 30, 1992, by that letter agreement dated November 19, 1992, by that letter agreement dated December 15, 1992, by that Amendment to Loan Agreement dated March 29, 1993, by that Amendment to Loan Agreement dated July 22, 1993, by that Amendment to Loan Agreement dated October 13, 1993, by that Amendment to Loan Agreement dated June 1, 1994, and as such agreement has otherwise been amended from time to time (collectively referred to as the "Original Loan Agreement").

1. LOANS

     1.1 Loans. Silicon, in its discretion, will make loans to the Borrower (the "Loans") in amounts determined by Silicon in its discretion up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"). The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice of demand. *

     * The loan balance under the Original Loan Agreement shall constitute the initial loan balance hereunder.

     1.2 Interest. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower.

     1.3 Fees. The Borrower shall pay to Silicon a loan origination fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable.

2. GRANT OF SECURITY INTEREST.

     2.1 Obligations. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

     2.2 Collateral. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) all accounts, contract rights, chattel, paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods,

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    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
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merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its direction.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     The Borrower represents and warrants to Silicon as follows, and the Borrower covenants, that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:

     3.1 Corporate Existence and Authority. The Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under any agreement or instrument which is binding upon the Borrower.

     3.2 Name; Trade Names and Styles. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 Place of Business; Location of Collateral. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.4 Title to Collateral; Permitted Liens. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"):
(i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes not yet payable;
(iv) additional security interests and liens consented to in writing by Silicon in its sole discretion, which consent shall not be unreasonably withheld; and
(v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an Intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree to give written notice of any default to Silicon at least 60 days prior to taking any action to enforce its subordinate security interest, and that Borrower agree that any unsecured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

3.5  Maintenance of Collateral.  The Borrower will maintain the
Collateral in good working condition, and the Borrower will not use the Collateral for any unlawful

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    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
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purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.6 Books and Records. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

     3.7 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 30 days after the end of each quarter, a quarterly financial statement prepared by the Borrower; and
(ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon.

     3.8 Tax Returns and Payments; Pensions Contributions. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment off any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted,
(ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

     3.9 Compliance with Law. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

     3.10 Litigation. Except as disclosed in the schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $250,000.

     3.11 Use of Proceeds. All proceeds of all Loans shall be used solely for lawful business purposes.

4. ADDITIONAL DUTIES OF THE BORROWER.

     4.1 Financial and Other Covenants. The Borrower shall at all times comply with the financial and other covenants set forth in the Schedule to this Agreement.

     4.2 Overadvance; Proceeds of Accounts. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, Borrower shall remit to Silicon all checks and other proceeds of Borrower's accounts and general intangibles, in the same form as received by Borrower, within one day after Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

     4.3 Insurance. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totaling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with

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    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
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respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

     4.4 Reports. The Borrower shall provide Silicon with such written reports with respect to the Borrower (including without limitation budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

     4.5 Access to Collateral, Books and Records. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense. Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

     4.6 Negative Covenants. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do no exceed 25% of Borrower's Tangible Net Worth (as defined in the Schedule to the Original Loan Agreement) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined in the Schedule to the Original Loan Agreement) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business, and except for the sale of obsolete or unneeded equipment in the ordinary course of business; (v) make any loans of any money or any other assets; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; or (xi) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

     4.7 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     4.8 Verification Silicon may, from time to time, following prior notification to Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Borrower shall be required following an Event of Default.

     4.9 Execute Additional Documentation. The Borrower agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

5. TERM

     5.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule hereto (the "Maturity Date").

     5.2 Early Termination. This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

     5.3 Payment of Obligations. On the Maturity Date or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier


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    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
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effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard from cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are discretionary on the part of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

6. EVENTS OF DEFAULT AND REMEDIES

     6.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time exceed the Credit Limit; or (d) the Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (f) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) Dissolution, termination of existence, insolvency or business failure of the Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (k) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

     6.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that Silicon should seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgement; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary indorsement, within one day after the

    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
--------------------------------------------------------------------------------

date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorize Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of Borrower's general, special or other deposit accounts with Silicon; and (j) Demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

     6.3 Standards for Determining Commercial Reasonableness. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     6.4 Power of Attorney. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreement; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) execute on behalf of the Borrower any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lieu, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this

    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
--------------------------------------------------------------------------------

Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

     6.5 Application of Proceeds. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principle of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

     6.6 Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7. GENERAL PROVISIONS.

     7.1 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in thee case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United states mail, with postage prepaid.

     7.2 Severability. Should any provision of this agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     7.3 Integration. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

     7.4 Waivers. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

     7.5 No Liability for Ordinary Negligence. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

     7.6 Amendment. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

    Silicon Valley Bank     Amended and Restated Loan and Security Agreement
--------------------------------------------------------------------------------

     7.7 Time of Essence. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

     7.8 Attorneys Fees and Costs. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed) including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to the Borrower. In Satisfying Borrower's obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon's attorneys, Levy, Small & Lallas, but Borrower acknowledges and agrees that Levy, Small & Lallas is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     7.9 Benefit of Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations.

     7.10 Joint and Several Liability. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     7.11 Paragraph Headings; Construction. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

     7.12 Mutual Waiver of Jury Trial. The Borrower and Silicon each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Silicon and the Borrower, or any conduct, acts or omissions of Silicon or the Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Silicon or the Borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

     7.13 Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.


                                    Borrower:

                                       NATURAL GAS VEHICLE SYSTEMS, INC.

                                       By  /s/ Howard T. Phelan
                                          ------------------------------------
                                                 President

                                       By  /s/ Susan E. Blauner
                                          ------------------------------------
                                                 Ass't Secretary

                                    Silicon:

                                       SILICON VALLEY BANK

                                       By [ILLEGIBLE]
                                          ------------------------------------
                                       Title Vice President
                                             ---------------------------------

[Logo} Silicon Valley Bank

                          Amendment to Loan Agreement

Borrower:     Natural Gas Vehicle Systems, Inc.
Address:      2250 Cherry Industrial Circle
              Long Beach, California  90805

Date:         September 29, 1992

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated June 2, 1992 (the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Modification of Interest Rate. The section of the Schedule to Loan Agreement entitled "Interest Rate (Section 1.2)" is hereby deleted and replaced with the following:

     "Interest Rate (Section 1.2):

                    Accounts Loans: A rate equal to the "Prime Rate" in effect from time to time, plus 2% per annum, provided that the interest rate in effect in each month shall not be less than 8.5% per annum, provided, however, until the Borrower raises net cash proceeds from the issuance of new equity securities of not less than $5,000,000 (and Silicon's review of the results of such issuance of securities and Borrower's financial condition is satisfactory to Silicon in its discretion) or, Borrower complies with all financial covenants as set forth in the Loan Agreement, the interest rate applicable to Accounts Loans shall be equal to 12% per annum.

                    Term Loan:  12% per annum

                    Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate."

     2. Modification of Maturity Date. The section of the Schedule to Loan Agreement entitled "Maturity Date (Section 5.1)" is hereby deleted and replaced with the following:

"Maturity Date
(Section 5.1):      June 2, 1993. After said Maturity Date no further Accounts
                    Loans will be made, and on said Maturity Date all Obligations (other than the Term Loan) shall be due and payable.

                    The Term Loan shall be due and payable on or before October 28, 1992."

     3. Addition of Tradename. The section of the Schedule to Loan Agreement entitled "Trade Names of Borrower (Section 3.2)" is hereby amended by adding thereto the following tradename: "NGV Technology Company." The Borrower agrees to provide to Silicon UCC Financing Statement change forms reflecting the addition of this tradename for all UCC filings that Silicon has made relating to the Borrower.

     4. Limited Forbearance Regarding Financial Covenants. Silicon hereby waives the Borrower's compliance with the financial covenants set forth in the Loan Agreement through October 28, 1992, provided, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

     5. No Direct Advances to the Borrower, Etc. Until (a) Borrower raises net proceeds from the issuance of new equity securities of not less than $5,000,000, and Silicon's review of the results of such issuance of securities and Borrower's financial condition is satisfactory to Silicon in its discretion or
(b) Borrower complies with all financial covenants as set forth in the Loan Agreement, Borrower agrees that any and all Accounts Loans shall not be disbursed directly to Borrower.

     6. Existing Overadvances; Reduction of the Term Loan Through Accounts Loans. As of the date hereof, the Borrower has Obligations outstanding under the Accounts Loans facility as set forth in Section 1.1 of the Schedule to Loan Agreement (the "Accounts Line") that exceed the stated limitations applicable thereto ("Existing Overadvances"). Silicon agrees that the Existing Overadvances need not be repaid immediately as provided for in Section 1.1 of the Loan Agreement, provided, however, that the agreement of Silicon to refrain from requiring the immediate repayment of the Existing Overadvances does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this requirement or any other provision or term of the Loan Agreement or any related document. The Existing Overadvances shall be reduced over time to the extent possible through new sales by the Borrower and the resulting creation of new accounts. Thereafter, once the Existing Overadvances have been eliminated, at all times that availability exists under the Accounts Line and the Term Loan remains outstanding, Borrower hereby authorizes Silicon (a) to make an advance under the Accounts Loans facility to the extent of the availability thereunder at such time, (b) to charge such advance to the Borrower's loan account with Silicon, and (c) to apply the proceeds of all such advances to the reduction of the Term Loan.

     7. Other Covenants. Paragraph 2 of the section entitled "Other Covenants and Provisions (Section 4.1)" of the Schedule to the Loan Agreement is hereby deleted and replaced with the following paragraph 2 and a new paragraph 9 shall be added to end of such section as set forth below:

     "2. Additional Reporting Requirements. At all times the Borrower shall provide the following reports and information in addition to all other information and reporting requirements hereunder:

          2.1 Transaction Reports. The Borrower shall submit a transaction report, in such form as Silicon shall specify, for each deposit or advance relating to the Borrower; such report shall include all relevant attachments and supplementary documentation as Silicon shall request, including, without limitation, the Borrower's sales and collections journals. The Transaction Report must be submitted by facsimile to the San Jose, California office of Silicon by 2 P.M. (PST) on the day of the transaction. Credit for deposits will be given when Silicon has received collected funds relating thereto on the business day following the deposit. The address and telephone numbers for the San Jose, California office of Silicon are: Silicon Valley Bank, Collateral Control Department, 2254 North First Street, San Jose, California 95131, (Telephone 408-473-0252, Attn:
     Scott Williams, Facsimile 408-954-0832) (such address or at any other address that Silicon may direct, the "San Jose Address").

          2.2 Borrowing Base Certificate. On a semi-monthly basis, the Borrower shall provide to Silicon at the San Jose Address, a borrowing base certificate, in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable. Such certificate shall be submitted within 2 days of month end relating to the month end period and on the 17th of each month relating to the period ending on the 15th of such month.

          2.3 Compliance Certificate. The monthly compliance certificate referred to in Section 3.7 of the Loan Agreement shall be delivered to Silicon at both its San Jose Address and at its address in Newport Beach, California as follows: Silicon Valley Bank, 4600 Campus Drive, Suite 105, Newport Beach, California 92660 (Telephone 714-252-1300, Facsimile 714-252-0925), or at such other address as Silicon may direct."

          ......

     9. Daily Collateral Control. Borrower shall have the privilege of collecting Borrower's "accounts" (as defined in the California Uniform Commercial Code) in trust for Silicon, at Borrower's sole expense, which privilege may be revoked by Silicon at any time. All proceeds of all of Borrower's accounts, of every kind, in whatever form received, shall be held by the Borrower in trust for Silicon and shall be either (i) delivered by the Borrower to Silicon in kind, in the same form as received, with any necessary endorsements, within one business day after receipt, or (ii) within one business day after receipt, deposited to a bank account previously identified to Silicon, which has been established pursuant to agreement which provides that all funds in such account are transferred to Silicon on a daily basis, and in that event the Borrower; shall deliver copies of all checks and other proceeds so deposited and a copy of the deposit receipt to Silicon within one business day after such deposit. Borrower shall have no right to, and agrees not to, comingle any of the proceeds of the accounts with the Borrower's own funds, and the Borrower agrees not to use, divert or withhold any such proceeds. The Borrower will, upon request by Silicon and in such form and at such times as Silicon shall request, give notice to the account debtors on the accounts of the assignment of and the grant of a security interest in the accounts to Silicon and that Silicon may itself give such notice at any time, without notice to the Borrower, requiring such account debtors to pay the accounts directly to Silicon, and in any such event, the Borrower's privilege of collecting the accounts shall automatically be deemed revoked."

     7. Warrants. The Borrower shall provide Silicon with five-year warrants to purchase 16,000 shares of Common stock of the Borrower, at $5.00 per share, on the terms and conditions in the Warrant to Purchase Stock and related documents being executed concurrently herewith.

     8. Facility Fee. The Borrower shall pay Silicon concurrently herewith a facility fee of $2,000. Said facility fee shall be in addition to all interest and other sums payable to Silicon, and shall not be refundable.

     9. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.
                                    Borrower:

                                       NATURAL GAS VEHICLE SYSTEMS, INC.

                                       By  /s/ Howard T. Phelan
                                          ------------------------------------
                                                 President

                                       By  /s/ [ILLEGIBLE]             9/29/92
                                          ------------------------------------
                                                 Secretary or Ass't Secretary

                                    Silicon:

                                       SILICON VALLEY BANK

                                       By [ILLEGIBLE]
                                          ------------------------------------
                                       Title Vice President
                                             ---------------------------------

                                    Consent

     The undersigned, subordinating creditors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the subordination agreements executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.

Caithness/NCF Company, a California         CNG Cylinder Co., a California
joint venture                               Partnership


By  /s/ Howard T. Phelan                    By  /s/ Howard T. Phelan
   --------------------------------           ----------------------------------
   Title:  Chairman                           Title:  President

Caithness Corporation

By [ILLEGIBLE]
   --------------------------------
Title:  Chair     9/29/92

--------------------------------------------------------------------------------

          Silicon Valley Bank

                         Registration Rights Agreement

Issuer:    Natural Gas Vehicle Systems, Inc.
Address:   2250 Cherry Industrial Circle
           Long Beach, California

Date:      September 29, 1992

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the above Company, whose address is set forth above.

                                    RECITALS

     A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire form the Company the Shares (as defined in the Warrant).

     B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

     1.1 Definitions. For purposes of this Section 1:

     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

     (b) The term "Registration Securities" means (i) the Shares (if Common Stock) or all shares of Common Stock of the Company issuable or issued upon conversion of the Shares and (ii) any Common Stock of company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

     (c) The terms "Holder" or "Holders" means the Purchaser or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

     (d) The term "SEC" means the Securities and Exchange Commission.

     1.2 Company Registration.

     (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale or Registrable Securities, the Company will:

     (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

     (ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the

Silicon Valley Bank                               Registration Rights Agreements
--------------------------------------------------------------------------------

underwriter or underwriters selected for such underwriting by the Company.

     1.3 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Holders participating in the offering and the Company.

     1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.3, at its expense the Company will:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Security Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     1.5 Indemnification.

     (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering

Silicon Valley Bank                               Registration Rights Agreements
--------------------------------------------------------------------------------

circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

     (c) Each party entitled to indemnification under this subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.6 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     1.7 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

     1.8 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this section 1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

     2. General.

     2.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written

Silicon Valley Bank                               Registration Rights Agreements
--------------------------------------------------------------------------------

notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

     2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     2.5 Notices. etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth in the heading to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Holder in writing.

     2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

     2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not be considered in construing this Agreement.

     2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                        Company:

                                          NATURAL GAS VEHICLE SYSTEMS, INC.

                                          By [ILLEGIBLE]
                                             -----------
                                             President

                                          By [ILLEGIBLE]
                                             -----------
                                             Secretary or Ass't Secretary

                                                   2/29/92

                                        Purchaser:

                                          SILICON VALLEY BANK

                                          By [ILLEGIBLE]
                                             -----------
                                          Title  [ILLEGIBLE]

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            -------------------------

                            WARRANT TO PURCHASE STOCK

Warrant to Purchase                   Issue Date:             September 29, 1992
16,000 Shares of the                  Expiration Date:        September 29, 1997
Common Stock of                       Initial Exercise Price: $5 per share
Natural Gas Vehicle Systems, Inc.

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon terms and conditions set forth of this Warrant.

ARTICLE 1. EXERCISE.

     1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2 Conversion Right. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

     1.3 Alternative Stock Appreciation Right. At Holder's option, the Company shall pay Holder the fair market value of the Shares issuable upon conversion of this Warrant pursuant to Section 1.2 in cash in lieu of such Shares.

     1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.5 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.6 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.7 Repurchase on Sale. Merger or Consolidation of the Company.

     1.7.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets or the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

     1.7.2. Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

     1.7.3. Nonassumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to Section
1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

--------------------------------------------------------------------------------

[LOGO]  Silicon Valley Bank

                             Antidilution Agreement

Issuer:   Natural Gas Vehicle Systems, Inc.
Address:  2250 Cherry Industrial Circle
          Long Beach, California

Date:     September 29, 1992

THIS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895, and the above Company, whose address is set forth above.

                                    RECITALS

     A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

     B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined in Exhibit A to the Warrant).

     C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Definitions. As used in this Antidilution Agreement, the following terms have the following respective meanings:

     (a) "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

     (b) "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

     (c) "Issue" means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

     (d) "Additional Common Shares" means all common stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the warrant Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company.

     (e) The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed issued upon Issuance of the Convertible Security.

     2. Deemed Issuance of Additional Common Shares. The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

     3. Adjustment of Warrant Price for Diluting Issuances.

     3.1 Weighted Average Adjustment. If the Company Issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Warrant Price in effect immediately before such Issue, the Warrant Price in effect immediately before such Issue shall

Silicon Valley Bank                                    Antidilution Agreement
--------------------------------------------------------------------------------

be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

    (a) the numerator of which is the amount of common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

     (b) the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

     3.2 Adjustment of Number of Shares. Upon each adjustment of the Warrant Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

     3.3 Securities Deemed Outstanding. For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

     4. No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

     5. Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to, or the amount of common stock issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

     6. Recomputation Upon Expiration of Options or Convertible Securities. The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration actually received therefor was the consideration actually received by the Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities,

     7. Limit on Readjustments. No readjustment of the Warrant Price pursuant to Sections 5 or 6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

     8. 30 Day Options. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

     9. Computation of Consideration The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

     (a) Cash shall be valued at the amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

     (b) Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

     (c) Mixed Consideration. The consideration for Additional common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

     (d) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

     (i) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

     (ii) the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

     10. General

     10.1 Governing Law. This Antidilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     10.3 Entire Agreement. Except as set forth below, this Antidilution Agreement and the other documents delivered pursuant hereto constitute the full and entire


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Silicon Valley Bank                                    Antidilution Agreement
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understanding and agreement between the parties with regard to the subject hereof and thereof.

     10.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth in the heading to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing.

     10.5 Severability. In case any provision of this Antidilution Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

     10.6 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Antidilution Agreement.

     10.7 Counterparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Company:

          NATURAL GAS VEHICLE SYSTEMS, INC.


          By /s/ [Illegible]
            -------------------------------
            President or Vice President

          By /s/ [Illegible]
            -------------------------------
            Secretary or Ass't Secretary


     Puchaser:

          SILICON VALLEY BANK


          By /s/ [Illegible]
            -------------------------------
          Title  Vice President
               ----------------------------

38112-V1 2/10/92

--------------------------------------------------------------------------------

[LOGO]  Silicon Valley Bank

                          Loan and Security Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  2250 Cherry Industrial Circle
          Long Beach, California 90805

Date:     June 2, 1992

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Ana, California 95054-2895 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.   LOANS.

     1.1 Loans. Silicon, in its discretion, will make loans to the Borrower (the "Loans") in amounts determined by Silicon in its discretion up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"). The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit if at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

     1.2 Interest. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower.

     1.3 Fees. The Borrower shall pay to Silicon a loan origination fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable.

2. GRANT OF SECURITY INTEREST.

     2.1 Obligations. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

     2.2 Collateral. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or


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Silicon Valley Bank                                Loan and Security Agreement
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personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its discretion.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:

     3.1 Corporate Existence and Authority. The Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower.

     3.2 Name; Trade Names and Styles. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 Place of Business; Location of Collateral The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.4 Title of Collateral; Permitted Liens. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"):
(i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes not yet payable;
(iv) additional security interests and liens consented to in writing by Silicon in its sole discretion, which consent shall not be unreasonably withheld; and
(v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree to give written notice of any default to Silicon at least 60 days prior to taking any action to enforce its subordinate security interest, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

     3.5 Maintenance of Collateral. The Borrower will maintain the Collateral in good working condition, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.6 Books and Records. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

     3.7 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by the Borrower, and a Compliance Certificate in such

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Silicon Valley Bank                                Loan and Security Agreement
--------------------------------------------------------------------------------

form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that as of the end of such month the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; and (ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon.

     3.8 Tax Returns and Payments; Pension Contributions. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, State and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted,
(ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and referred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

     3.9 Compliance with Law. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

     3.10 Litigation. Except as disclosed in the schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $250,000.

     3.11 Use of Proceeds. All proceeds of all Loans shall be used solely for lawful business purposes.

4. ADDITIONAL DUTIES OF THE BORROWER.

     4.1 Financial and Other Covenants. The Borrower shall at all times comply with the financial and other covenants set forth in the Schedule to this Agreement.

     4.2 Overadvance; Proceeds of Accounts. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, Borrower shall remit to Silicon all checks and other proceeds of Borrower's accounts and general intangibles, in the same form as received by Borrower, within one day after Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

     4.3 Insurance. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totaling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

     4.4 Reports. The Borrower shall provide Silicon with such written reports with respect to the Borrower (including without limitation budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

     4.5 Access to Collateral, Books and Records. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing

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Silicon Valley Bank                                Loan and Security Agreement
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audits shill be at Silicon's expense, except that the Borrower shall reimburse
Silicon for its reasonable out of pocket costs for semi-annual accounts receivable audits by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such semi-annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

     4.6 Negative Covenants. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business, and except for the sale of obsolete or unneeded equipment in the ordinary course of business; (v) make any loans of any money or any other assets; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; or (xi) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

     4.7 Litigation Cooperation. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     4.8 Verification. Silicon may, from time to time, following prior notification to Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Borrower shall be required following an Event of Default.

     4.9 Execute Additional Documentation. The Borrower agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

     5.1 Maturity Date. This Agreement shall continue in effect until the maturity date set forth on the Schedule hereto (the "Maturity Date").

     5.2 Early Termination. This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

     5.3 Payment of Obligations. On the Maturity Date or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable*. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations ** have been paid and performed in full; provided that, without limiting the fact that loans are discretionary on the part of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as

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may be required to fully terminate any of Silicon's security interests.

     * except that the Term Loan set forth in the Schedule shall be payable as set forth in the Schedule.

     ** including without limitation the Term Loan

6. EVENTS OF DEFAULT AND REMEDIES.

     6.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time exceed the Credit Limit; or (d) the Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (f) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) Dissolution, termination of existence, insolvency or business failure of the Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; (i) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (k) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

     6.2 Remedies. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary endorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral

Silicon Valley Bank                                Loan and Security Agreement
--------------------------------------------------------------------------------

shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of Borrower's general, special or other deposit accounts with Silicon; and (j) Demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

     6.3 Standards for Determining Commercial Reasonableness. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     6.4 Power of Attorney. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor. or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

     6.5 Application of Proceeds. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in

Silicon Valley Bank                                Loan and Security Agreement
--------------------------------------------------------------------------------

its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

     6.6 Remedies Cumulative. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been duly paid and performed.

7. GENERAL PROVISIONS.

     7.1 Notices. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

     7.2 Severability. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     7.3 Integration. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

     7.4 Waivers. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

     7.5 No Liability for Ordinary Negligence. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

     7.6 Amendment. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

     7.7 Time of Essence. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

     7.8 Attorneys Fees and Costs. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise

Silicon Valley Bank                                Loan and Security Agreement
--------------------------------------------------------------------------------

represent Silicon in any litigation relating to the Borrower. In satisfy Borrower's obligation hereunder to reimburse Silicon for attorneys fees. Borrower may for convenience issue checks directly to Silicon's attorneys. Levy & Norminton but Borrower acknowledges and agrees that Levy & Norminton is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     7.9 Benefit of Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations.

     7.10 Joint and Several Liability. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     7.11 Paragraph Headings; Construction. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

     7.12 Mutual Waiver of Jury Trial. The Borrower and Silicon each hereby waive the right to trial by Jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Silicon and the Borrower, or any conduct, acts or omissions of Silicon or the Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Silicon or the Borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

     7.13 Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all right the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     Borrower:

          NATURAL GAS VEHICLE SYSTEMS, INC.


          By /s/ [Illegible]
            -------------------------------
            President or Vice President


          By /s/ [Illegible]
            -------------------------------
            Secretary or Ass't Secretary


     Silicon:


          By /s/ [Illegible]
            -------------------------------
          Title VP
               ----------------------------

25,318-1

--------------------------------------------------------------------------------

[LOGO]  Silicon Valley Bank

                                   Schedule to
                           Loan and Security Agreement

Borrower: Natural Gas Vehicle Systems, Inc.
Address:  2250 Cherry Industrial Circle
          Long Beach, California 90805

Date:     June 2, 1992


Credit Limit (Section 1.1):             An amount equal to the sum of (1) and
                                        (2) below:

                                        (1) Term Loan. A term loan (the "Term
                                        Loan") in an amount up to 70% of the
                                        cost (excluding tax and installation) of a new Automatic Spinforming Machine for High Pressure Cylinders, Model No. "Autospin" AST 13.80 CNC, to be purchased by Borrower on or before August 29, 1992 (such purchase to be evidenced by documentation reasonably acceptable to Silicon), but in no event shall the Term Loan be more than $600,000, PLUS

                                        (2) Accounts Loans. An amount not to
                                        exceed the lesser of: (i) $1,000,000; or
                                        (ii) 70% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing;

                                        PROVIDED THAT, in no event may the total amount of the outstanding Accounts Loans and Term Loan exceed the total sum of $800,000 until Borrower satisfies all of the Term Loan Extension Conditions set forth in Section 5.1 below.

                                        "Net Amount" of an account means the
                                        gross amount of the account, minus all
                                        applicable sales, use, excise and other
                                        similar taxes and minus all discounts,
                                        credits and allowances of any nature
                                        granted or claimed.

                                        As used in this Agreement, "Loans"
                                        include loans made pursuant to
                                        subsection (1) and (2) above. Loans
                                        shall be made first under the Accounts
                                        Loans facility until all Loan &
                                        available thereunder have been made, and then under the Term Loan facility. Interest on all Loans shall be payable monthly as provided in Section 1.2 of this Loan Agreement and Section 1.2 of this Schedule.

                                        Without limiting the fact that the
                                        determination of which accounts are
                                        eligible for borrowing is a matter of
                                        Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit

Silicon Valley Bank                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                        satisfactory to Silicon, or FCIA insured satisfactory to Silicon). accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

Letter of Credit Sub-Limit:             Silicon, in its discretion, will from
                                        time to time during the term of this
                                        Agreement issue letters of credit for
                                        the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed
                                        $250,000, upon the request of the
                                        Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify
                                        (the "Letter of Credit Documentation").
                                        Fees for the Letters of Credit shall be
                                        as provided in the Letter of Credit
                                        Documentation.

                                        The Credit Limit set forth in
                                        Subparagraph (2) of the Section entitled
                                        "Credit Limit" above shall be deemed to
                                        be utilized in an amount equal to 100%
                                        of the amount of Letters of Credit from
                                        time to time outstanding.

Interest Rate (Section 1.2):            Accounts Loans: A rate equal to the
                                        "Prime Rate" in effect from time to
                                        time, plus 2% per annum, provided that
                                        the interest rate in effect in each
                                        month shall not be less than 8.5% per
                                        annum.

                                        Term Loan: 12% per annum, provided if
                                        the Borrower exercises the option
                                        provided in Section 5.1 below to extend
                                        the term of the Term Loan, the Term Loan shall bear interest, commencing August 31, 1992, at a rate equal to the "Prime Rate" in effect from time to time, plus 3% per annum, provided that the interest rate in effect in each month shall not be less than 9.5% per annum.

                                        Interest shall be calculated on the
                                        basis of a 360-day year for the actual
                                        number of days elapsed. "Prime Rate"
                                        means the rate announced from time to
                                        time by Silicon as its "prime rate;" it
                                        is a base rate upon which other rates
                                        charged by Silicon are based, and it is
                                        not necessary the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Loan Origination Fee (Section 1.3):     $16,000. (My Commitment Fee previously
                                        paid by the Borrower in connection with
                                        this loan shall be credited against this Fee.)

Maturity Date (Section 5.1):            June 2, 1993. After said Maturity Date
                                        no further Accounts Loans will be made,
                                        and on said Maturity Date all
                                        Obligations (other than the Term Loan)
                                        shall be due and payable.

                                        The Term Loan shall be due and payable
                                        on or before August 28, 1992. Borrower
                                        shall have the option (exercisable by
                                        written notice to Silicon on or before
                                        August 28, 1992) to pay the principal
                                        amount of the Term Loan in 48 equal
                                        monthly installments of principal,
                                        commencing on August 31, 1992 and
                                        continuing on the last day of each
                                        succeeding month until paid in full;
                                        provided the following

Silicon Valley Bank                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                        conditions (the "Term Loan Extension
                                        Conditions") are first satisfied: (i) on or before August 28, 1992 Borrower raises net proceeds from the issuance of new equity securities of not less than $12,000,000, and Silicon's review of the results of such issuance of securities and Borrower's financial condition is satisfactory to Silicon in its discretion; and (ii) Borrower and Silicon agree in writing on debt coverage and liquidity ratio requirements which are satisfactory to them; and (iii) no Event of Default has occurred and no event has occurred and is continuing which, with notice or passage of time or both would constitute an Event of Default.

Prior Names of Borrower
(Section 3.2):                          None

Trade Names of Borrower
(Section 3.2):                          NGV Systems Inc., CNG Cylinder Company,
                                        NGV Systems Company

Other Locations and Addresses
(Section 3.3):                          2040 Cherry Industrial Circle, Long
                                        Beach, California 90805 6111 Highway 290
                                        East, Austin, Texas 78723

Material Adverse Litigation
(Section 3.10):                         None

Negative Covenants-Exceptions
(Section 4.6):                          Without Silicon's prior written consent,
                                        Borrower may do the following, provided
                                        that, after giving effect thereto, no
                                        Event of Default has occurred and no
                                        event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $100,000 in any fiscal year; (ii) guarantee obligations of, and make loans to, Borrower's wholly-owned subsidiary,
                                        NOV Development Co., Inc.
                                        ("Subsidiary"); (iii) grant a prior
                                        security interest to Autospin, Inc. in a Three-Roller Flow Forming Machine Model
                                        "Leifeld" ST 65-132 CNC, Serial No.
                                        15.1338.0 3/1 and related accessories,
                                        provided Autospin enters into a
                                        stand-still agreement with Silicon on
                                        terms acceptable to Silicon.

Financial Covenants
(Section 4.1):                          Borrower shall comply with all of the
                                        following covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

     Working Capital:                   Borrower shall maintain an excess of
                                        current assets over current liabilities
                                        of not less than $700,000.

     Quick Asset Ratio:                 Borrower shall maintain a ratio of
                                        "Quick Assets" to current liabilities of not less than 1.0 to 1.

     Tangible Net Worth:                Borrower shall maintain a tangible net
                                        worth of not less than $2,000,000.

Silicon Valley Bank                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                        Debt to Tangible
     Net Worth Ratio:                   Borrower shall maintain a ratio of total
                                        liabilities to tangible net worth of not more than 0.50 to 1.

     Profitability                      Borrower shall not incur a loss (after
                                        taxes) for the fiscal quarter ending
                                        June 30, 1992 in excess of $750,000, nor shall Borrower incur a loss (after taxes) for the fiscal quarter ending
                                        September 30, 1992 in excess of
                                        $250,000, nor shall Borrower incur a
                                        loss (after taxes) for any subsequent
                                        fiscal quarter.

     Definitions:                       "Current assets, and "current
                                        liabilities" shall have the meanings
                                        ascribed to them in accordance with
                                        generally accepted accounting
                                        principles.

                                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                                        "Quick Assets" means cash on hand or on
                                        deposit in banks, readily marketable
                                        securities issued by the United States,
                                        readily marketable commercial paper
                                        rated "A-1" by Standard & Poor's
                                        Corporation (or a similar rating by a
                                        similar rating organization),
                                        certificates of deposit and banker's
                                        acceptances, and accounts receivable
                                        (net of allowance for doubtful
                                        accounts).

     Subordinated Debt:                 "Liabilities" for purposes of the
                                        foregoing covenants do not include
                                        indebtedness which is subordinated to
                                        the indebtedness to Silicon under a
                                        subordination agreement in form
                                        specified by Silicon or by language in
                                        the instrument evidencing the
                                        indebtedness which is acceptable to
                                        Silicon.
Other Covenants
(Section 4.1):                          Borrower shall at all times comply with
                                        all of the following additional
                                        covenants:

                                        1. Banking Relationship. Borrower shall
                                        at all times maintain its primary
                                        banking relationship with Silicon.

                                        2. Monthly Borrowing Base Certificate
                                        and Listing. Within 20 days after the
                                        end of each month, Borrower shall
                                        provide Silicon with a Borrowing Base
                                        certificate in such form as Silicon
                                        shall specify, and an aged listing of
                                        Borrower's accounts receivable.

                                        3. Warrants. The Borrower shall provide
                                        Silicon with five-year warrants to
                                        purchase 32,000 shares of Preferred
                                        stock of the Borrower, at $5 per share
                                        (the "Silicon Price Per Share"), on the
                                        terms and conditions in the Warrant to
                                        Purchase Stock and related documents
                                        being executed concurrently with this
                                        agreement in the event that, on or
                                        before August 28, 1992, Borrower issues
                                        additional shares of its Preferred Stock or its Common Stock, in a transaction in which at least $500,000 is raised, at a price per share higher than $5 per share (the lowest of such prices being referred to herein as the "New Price Per Share"), Borrower shall give prompt written notice thereof to Silicon, and the Warrant and all documents relating thereto shall be automatically deemed modified so that (i) the number of shares subject to the Warrant is equal to $160,000 divided by the New Price Per

Silicon Valley Bank                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                        Share, and (ii) the Silicon Price Per
                                        Share is equal to the New Price Per
                                        Share. Silicon and Borrower shall
                                        execute and deliver appropriate
                                        documentation to further evidence said
                                        modifications, but said modifications
                                        shall be fully effective notwithstanding any failure to execute such documentation.

                                        4. Indebtedness. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $1,000,000 at any time outstanding.

                                        5. Initial audit The first, semi-annual
                                        audit referred to in Section 4.5 of this Agreement shall be completed within 120 days after the date hereof and the results of the same shall be satisfactory to Silicon.

                                        6. Stock Pledge. Borrower shall
                                        concurrently execute and deliver a
                                        Pledge Agreement to Silicon, on
                                        Silicon's standard form, granting
                                        Silicon a security interest in 100% of
                                        the outstanding stock of the Subsidiary
                                        to secure all of the Obligations, and
                                        Borrower shall cause said Pledge
                                        Agreement to continue in full force and
                                        effect at all times during the term of
                                        this Agreement with respect to 100% of
                                        the outstanding stock of the Subsidiary
                                        now outstanding or hereafter issued and
                                        100% of all options and warrants to
                                        acquire stock of the Subsidiary
                                        hereafter issued. Borrower represents
                                        and warrants that there are no
                                        outstanding options or warrants to
                                        acquire stock of the Subsidiary.

                                        7. Subordination. Borrower shall
                                        concurrently cause Caithness/NCF and CNG
                                        Cylinder Corp. to execute and deliver
                                        Subordination Agreements in such form as Silicon shall specify, subordinating to the Obligations the indebtedness of the Borrower to such persons, in the amounts of not less than $3,764,200 and $501,811, respectively, which Borrower represents and warrants represent the present unpaid balances of the indebtedness of the Borrower to such persons, and Borrower shall cause said Subordination Agreements to continue in full force and effect at all times during the term of this Agreement.

                                        8. Predecessor Partnership. Borrower
                                        represents and warrants to Silicon that
                                        all of the assets and liabilities of CNG
                                        Cylinder Company of North America, L.P.
                                        have been duly transferred to the
                                        Borrower, and that such transfer was in
                                        compliance with all applicable laws,
                                        rules and regulations.


                                          Borrower:

                                             NATURAL GAS VEHICLE SYSTEMS, INC.


                                             By /s/ [Illegible]
                                               ---------------------------------
                                               President and Vice President


                                             By /s/ [Illegible]
                                               ---------------------------------
                                               Secretary or Ass't Secretary

Silicon Valley Bank                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                                             Silicon:

                                                SILICON VALLEY BANK


                                             By /s/ [Illegible]
                                               ---------------------------------
                                             Title  VP
                                                  ------------------------------

--------------------------------------------------------------------------------

[LOGO]  Silicon Valley

                             Bank Pledge Agreement

Pledgor:  Natural Gas Vehicle Systems, Inc.
Address:  2250 Cherry Industrial Circle
          Long Beach, California 90805

Date:     June 2, 1992

     THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated the above date, is entered into at between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 9505-2895, and the pledgor named above ("Pledgor"), whose address is set forth above.

     1. Pledge of Stock. Pledgor shall concurrently deliver to Silicon the stock certificates and other securities listed on Exhibit A hereto, together with duly executed instruments of assignment thereof to Silicon (which, together with all replacements and substitutions therefor are hereinafter referred to as the "Securities"). Pledgor hereby pledges to Silicon and grants Silicon a security interest in the Securities, and all rights and remedies relating to, or arising out of any and all of the foregoing, and all proceeds thereof (collectively, the "Collateral") to secure the payment and performance of all debts, duties, obligations, liabilities, representations, warranties and guaranties of Pledgor to Silicon, heretofore, now, or hereafter made, incurred or crested, of every kind and nature (collectively, the "Obligations"), including, but not limited to, those arising under the Loan and Security Agreement of even date (the "Loan Agreement"). Any and all stock dividends, rights, warrants, options, puts, calls, conversion rights and other securities and any and all property and money distributed or delivered with respect to the Securities or issued upon the exercise of any puts, calls, conversion rights, options, warrants or other rights included in or pertaining to the Securities shall be included in the term "Securities" as used herein and shall be subject to this Pledge Agreement, and Pledgor shall deliver the same to Silicon immediately upon receipt thereof together with any necessary instruments of transfer; provided, however, that until an Event of Default (as hereinafter defined) shall occur, Pledgor may retain any dividends paid in cash or its equivalent, with respect to any stock included in the Securities and any interest paid with respect to any bonds, debentures or other evidences of indebtedness included in the Securities. Pledgor hereby acknowledges that the acceptance of the pledge of the Securities by Silicon shall not constitute a commitment of any kind by Silicon to permit Pledgor to incur Obligations.

     2. Voting and Other Rights. Pledgor shall have the right to exercise all voting rights with respect to the Securities, provided no Event of Default (as hereinafter defined) has occurred. Upon the occurrence of any Event of Default, Silicon shall have the right (but not any obligation) to exercise all voting rights with respect to the Securities. Provided no Event of Default has occurred, Pledgor shall have the right to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities, provided Pledgor obtains the prior written consent of Silicon thereto. Silicon shall have no responsibility or liability whatsoever for the exercise of, or failure to exercise, any puts, calls, straddles, conversion rights, options, warrants, rights to vote or consent, or other rights with respect to any of the Securities. * an Event of Default has occurred, Silicon shall have the right from time to time to transfer all or any part of the Securities to Silicon's own name or the name of its nominee. *If

     3. Representations and Warranties. Pledgor hereby represents and warrants to Silicon that Pledgor now has, and throughout the term of this Agreement will at all times have, good title to the Securities and the other Collateral, free and clear of any and all security interests, liens and claims of any kind whatsoever.*

     *Pledgor further represents and warrants that the Collateral represents 100% of the outstanding stock of the issuer thereof, and Borrower shall cause the Collateral at all times: to include 100% of the outstanding stock of said issuer now outstanding or hereafter issued and 100% of all options and warrants to acquire stock of said issuer hereafter issued. Borrower represents and warrants that there are no outstanding options or warrants to acquire stock of said Issuer.

--------------------------------------------------------------------------------

     4. Events of Default. If any one or more of the following events shall occur, any such event shall constitute an Event of Default and Pledgor shall provide Silicon with immediate notice thereof, (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Pledgor or any of Pledgors officers, employees or agents now or hereafter is incorrect, false, untrue or misleading in any material respect; or (b) Pledgor shall fail to promptly pay or perform when due part or all of any of the Obligations, or any default or event of default shall occur under the Loan Agreement or any other present or future instrument, document or agreement between Silicon and Pledgor.

     5. Remedies. If an Event of Default shall occur, Pledgor shall give immediate written notice thereof to Silicon. Upon the occurrence of an Event of Default, and at any time thereafter, Silicon shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the following remedies: (a) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any agreement or instrument evidencing or relating to any of the same; (b) sell or otherwise dispose of the Securities, and other Collateral, at a public or private sale, for cash, or other property, or on credit, with the authority to adjourn or postpone any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon may directly or through any affiliate purchase the Securities, and other Collateral, at any such public disposition, and if permissible under applicable law, at any private disposition. Pledgor and Silicon hereby agree that it shall conclusively be deemed commercially reasonable for Silicon, in connection with any sale or disposition of the Securities, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Securities, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the issuer of the Securities, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Securities, and any other restrictions or conditions which Silicon believes to be necessary or advisable in order to comply with any state or federal securities or other laws. Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case. Pledgor hereby agrees to provide to Silicon any and all information required by Silicon in connection with any sales of Securities by Silicon hereunder. If after the occurrence of any Event of Default, Rule 144 promulgated by the Securities and Exchange Commission (or any other similar rule) is available for use by Silicon in connection with the sales of any Securities hereunder, Pledgor agrees not to utilize Rule 144 in the sale of any securities held by Pledgor of the same class as the Securities, without the prior written consent of Silicon. Any and all attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon in connection with the foregoing shall be added to and become a part of the Obligations and shall be due from Pledgor to Silicon upon demand.

     6. Remedies, Cumulative; No Waiver. The failure of Silicon to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Silicon by law.

     7. Term. This Agreement and Silicon's rights hereunder shall continue in full force and effect until all of the Obligations have been fully paid, performed and discharged and the Loan Agreement and all other agreements between Borrower and Silicon have terminated. Upon termination, Silicon shall return the Collateral to Pledgor, with any necessary instruments of transfer.

     8. General Provisions. This Agreement and the documents referred to herein are the entire and only agreements between Pledgor and Silicon with respect 10 the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and Silicon. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Silicon and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of Silicon. Paragraph headings are used herein for convenience only. Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. Pledgor shall upon demand reimburse Silicon for all costs, fees and expenses (including without limitation attorneys' fees, whether or not suit be brought), which are incurred by Silicon in connection with, or arising out of, this agreement. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws (and not conflict of laws rules) of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of Silicon, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at its last address known to Silicon.

     9. Mutual Waiver Rights to Jury Trial. SILICON AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS

--------------------------------------------------------------------------------

AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND PLEDGOR, OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     PLEDGOR:

          Natural Gas Vehicle Systems, Inc.



             By /s/ [Illegible]
                -----------------------------
                President or Vice President


             By /s/ [Illegible]
                -----------------------------
                Secretary or Ass't Secretary


     SILICON:

     SILICON VALLEY BANK


     By /s/ [Illegible]
        -----------------------------
     Title   VP
          ---------------------------


25,320

                                    Exhibit A

1,000 shares of Common Stock of NGV
Development Company, Inc.

                                STOCK ASSIGNMENT
                           SEPARATE FROM CERTIFICATE


     For Value Received, Natural Gas Vehicle Systems, Inc. hereby sells, assigns and transfers unto Silicon Valley Bank ONE THOUSAND (1,000) Shares of the Common Stock of NGV Development Company, Inc. standing in its name on the books of said corporation represented by Certificate No. ___________ herewith, and do hereby irrevocably constitute and appoint ___________________________ attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


IMPORTANT: The Signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

                                       Natural Gas Vehicle Systems, Inc.



                                             By /s/ [Illegible]
                                               ---------------------------------
                                               President or Vice-President


                                             By /s/ [Illegible]
                                               ---------------------------------
                                               Secretary or Ass't Secretary

--------------------------------------------------------------------------------

[LOGO]  Silicon Valley Bank

                          Registration Rights Agreement

Issuer:   Natural Gas Vehicle Systems, Inc.
Address:  2250 Cherry Industrial Circle
          Long Beach, California

Date:     June 2, 1992

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the above date by and between SILICON Valley BANK ("Purchaser"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the above Company, whose address is set forth above.

                                    RECITALS

     A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

     B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

     1.1 Definitions. For purposes of this Section 1:

     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration Statement or document.

     (b) The term "Registrable Securities" means (i) the Shares (if Common Stock) or all shares of Common Stock of the Company issuable or issued upon conversion of the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

     (c) The terms "Holder" or "Holders" means the Purchaser or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

     (d) The term "SEC" means the Securities and Exchange Commission.

     1.2 Company Registration.

     (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale Of Registrable Securities, the Company will:

     (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other State securities laws); and

     (ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 day: after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 12(b) below.

     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise

--------------------------------------------------------------------------------

the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such holders participation in such underwriting and the inclusion of such Holder1s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

     1.3 Expenses of REgistration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Holders participating in the offering and the Company.

     1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 12, at its expense the Company will:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     1.5 Indemnification.

     (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or

--------------------------------------------------------------------------------

action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case, the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Molder or underwriter specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

     (c) Each party entitled to indemnification under this subsection l.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may he sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.6 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     1.7 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

--------------------------------------------------------------------------------

     1.8 Transfer of Registration Rights. Holders' rights to cause the Company to register their Securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this subsection 1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

     2. General.

     2.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

     2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth in the heading to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Holder in writing.

     2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth in the heading to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Holder in writing.

     2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

     2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Company:

          NATURAL GAS VEHICLE SYSTEMS, INC.



          By /s/ [Illegible]
            -------------------------------
            President or Vice President



          By /s/ [Illegible]
            -------------------------------


     Purchaser:

          SILICON VALLEY BANK

          By
            -------------------------------
          Title
               ----------------------------


25,321

--------------------------------------------------------------------------------

[LOGO] Silicon Valley Bank

                             Subordination Agreement

Creditor:                                   Borrower:

Caithness/NCF Company,                      Natural Gas Vehicle Systems, Inc.
a California joint venture

2250 Cherry Industrial Circle               Date: June 2, 1992
Long Beach, California 90805


This Subordination Agreement is entered into between SILICON VALLEY BANK ("Silicon") and the creditor named above (the "Creditor").

     1. Subordination. To induce Silicon in its discretion to extend credit to the above-named borrower (the "Borrower") at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to Silicon and the Borrower (but without obligation on Silicon's part to do so), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Borrower of any and all indebtedness of the Borrower, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment to Silicon of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description, of the Borrower to Silicon (collectively, the "Senior Debt"), and the Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, unless and until all of the Senior Debt have been paid and performed in full, except that, so long as all financial covenants of the Borrower to Silicon are met both before and immediately after giving effect to the following payments, and so long as no default or event of default has occurred under any document, instrument or agreement evidencing, securing or relating to the Senior Debt both before and after giving effect to the following payments and provided that the Term Loan Extension Conditions set forth in Section 5.1 of the Schedule to the Loan and Security Agreement between Silicon and the Borrower dated June 2, 1992 have been met, Creditor may accept payment of the following amounts on the Junior Debt.

     Payment in accordance with the terms of the Junior Debt (but without the effect of rights of acceleration on default or other events)

The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants to Silicon that the Borrower is now indebted to the Creditor in the following amounts under the following described notes and/or documents and that the same is all outstanding indebtedness owing from the Borrower to the Creditor:

$3,764,200 under Agreement dated__________________

     2 Distribution of Assets. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. Silicon's Rights. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. Mutual Waiver of Jury Trial. SILICON AND CREDITOR EACH HEREBY WAVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     6. General. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Orange County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Orange County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California.

"Subordinating Creditor:"

     Caithness/NCF Company, a California joint venture

     By  ____________________________
         Howard T. Phelan, Chairman

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. Silicon's Rights. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. Mutual Waiver of Jury Trial. SILICON AND CREDITOR EACH HEREBY WAVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     6. General. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Orange County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Orange County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California.

"Subordinating Creditor:"

     Caithness/NCF Company, a California joint venture

     By /s/ Howard T. Phelan
        ----------------------------
         Howard T. Phelan, Chairman


STATE OF  NEW YORK  )
                    :   ss:
COUNTY OF QUEENS    )

On this 2nd day of June, 1992, before me personally came Howard T. Phelan, to me known and known to me to be the individual described in, and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

/s/ Lillian Y. Rodriguez
--------------------------------
Notary Public

                         LILLIAN Y. RODRIGUEZ
                    NOTARY PUBLIC, State of New York
                           No. 41-4959417
                      Qualified in Queens County
                  Certificate filed in New York County
                  Commission Expires November 27, 1993

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

                              BORROWER'S AGREEMENT

     The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt or under any present or future instrument or agreement between Borrower and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

          NATURAL GAS VEHICLE SYSTEMS, INC.

          By /s/ [ILLEGIBLE]
             -----------------------------------
              President

Accepted:

         SILICON VALLEY BANK

         By /s/ [ILLEGIBLE]
           ------------------------------
         Title VP

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

                              BORROWER'S AGREEMENT

     The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt or under any present or future instrument or agreement between Borrower and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

          NATURAL GAS VEHICLE SYSTEMS, INC.

          By /s/ Howard T. Phelan
             -----------------------------------
              President

Accepted:

          SILICON VALLEY BANK

         By /s/ [ILLEGIBLE]
           ------------------------------
         Title VP

STATE OF  NEW YORK  )
                    :   ss:
COUNTY OF QUEENS    )

On this 2nd day of June, 1992, before me personally came Howard T. Phelan, to me known and known to me to be the individual described in, and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                                /s/ Lillian Y. Rodriguez
                                                --------------------------------
                                                       Notary Public

             LILLIAN Y. RODRIGUEZ
        NOTARY PUBLIC, State of New York
               No. 41-4959417
          Qualified in Queens County
      Certificate filed in New York County
      Commission Expires November 27, 1993

--------------------------------------------------------------------------------

[LOGO] Silicon Valley Bank

                             Subordination Agreement

Creditor:                               Borrower:

CNG Cylinder Corporation,               Natural Gas Vehicle Systems, Inc.
a California corporation

2250 Cherry Industrial Circle           Date: June 2, 1992
Long Beach, California 90805


This Subordination Agreement is entered into between SILICON VALLEY BANK ("Silicon") and the creditor named above (the "Creditor").

     1. Subordination. To induce Silicon in its discretion to extend credit to the above-named borrower (the "Borrower") at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to Silicon and the Borrower (but without obligation on Silicon's part to do so), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Borrower of any and all indebtedness of the Borrower, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment to Silicon of any and all present and future indebtedness, liabilities, guarantees and other obligations, of every kind and description, of the Borrower to Silicon (collectively, the "Senior Debt"), and the Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, unless and until all of the Senior Debt have been paid and performed in full, except that, so long as all financial covenants of the Borrower to Silicon are met both before and immediately after giving effect to the following payments, and so long as no default or event of default has occurred under any document, instrument or agreement evidencing, securing or relating to the Senior Debt both before and after giving effect to the following payments and provided that the Term Loan Extension Conditions set forth in Section 5.1 of the Schedule to the Loan and Security Agreement between Silicon and the Borrower dated June 2, 1992 have been met, Creditor may accept payment of the following amounts on the Junior Debt.

      Payment in accordance with the terms of the Junior Debt (but without the effect of rights of acceleration on default or other events)

The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Creditor represents and warrants to Silicon that the Borrower is now indebted to the Creditor in the following amounts under the following described notes and/or documents and that the same is all outstanding indebtedness owing from the Borrower to the Creditor:

$501,811 under Agreement dated__________________

     2. Distribution of Assets. The Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. Silicon's Rights. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. Mutual Waiver of Jury Trial. SILICON AND CREDITOR EACH HEREBY WAVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     6. General. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Orange County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Orange County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California.

"Subordinating Creditor:"

          CNG Cylinder Corporation

          By _______________________________
             Norman C. Fawley, President
                                      -2-

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

obligation on Silicon's part) to make and present for and on behalf of the Creditor such proofs of claim against the Borrower on account of the Junior Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

     3. Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or otherwise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor will concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor will exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

     4. Silicon's Rights. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

     5. Mutual Waiver of Jury Trial. SILICON AND CREDITOR EACH HEREBY WAVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND CREDITOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     6. General. This Agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement. At Silicon's option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Orange County, California, and Creditor consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Orange County, California. This Agreement is being entered into, and shall be governed by the laws of the State of California.

"Subordinating Creditor:"

          CNG Cylinder Corporation

          By /s/ Howard T. Phelan
            ----------------------------------
             Howard T. Phelan, Chairman

               JAMES SULLIVAN
      NOTARY PUBLIC, State of New York
               No. 41-3895382
          Certified in New York County
     Commission Expires January 31, 1994

           /s/ James Sullivan

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

                              BORROWER'S AGREEMENT

     The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt or under any present or future instrument or agreement between Borrower and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

      NATURAL GAS VEHICLE SYSTEMS, INC.

      By [Illegible]
         ------------------------------
         President or Vice President

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

                              BORROWER'S AGREEMENT

     The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. In the event Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt or under any present or future instrument or agreement between Borrower and the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

Borrower:

      NATURAL GAS VEHICLE SYSTEMS, INC.

      By /s/ Howard T. Phelan
         --------------------------------
         President


Accepted:

     SILICON VALLEY BANK

     By /s/ [ILLEGIBLE]
       ----------------------------------
     Title VP


               JAMES SULLIVAN
      NOTARY PUBLIC, State of New York
               No. 41-3895382
          Certified in New York County
     Commission Expires January 31, 1994

[SEAL]       /s/ James Sullivan

--------------------------------------------------------------------------------

[LOGO] Silicon Valley Bank

                             Subordination Agreement

Borrower:           Natural Gas Vehicle Systems, Inc.

Subordinating
Creditor:           Caithness Corporation

Date:               June 2, 1992

This Subordination Agreement is executed by the above-named Subordinating Creditor ("Subordinating Creditor") in favor of Silicon Valley Bank ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95O54-2895, with respect to the above-named Borrower ("Borrower"). In order to induce Silicon to extend or continue to extend financing to the Borrower (but without obligation on Silicon's part to do so), the Subordinating Creditor hereby agrees as follows:

     1. Subordination of Security Interest All security interests now or hereafter acquired by Silicon in any or all of the Collateral (as defined below), in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest shall at all times be prior and superior to any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by the Subordinating Creditor in the Collateral (the "Subordinate Interest"). Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Upon any disposition of any of the Collateral by Silicon, the Subordinating Creditor agrees, if requested by Silicon, to execute and immediately deliver any and all releases or other documents or agreements which Silicon deem necessary to accomplish a disposition thereof free of the Subordinate Interest. Subordinating Creditor represents and warrants to Silicon that Subordinating Creditor is the sole holder of all security interests perfected by that certain UCC-1 Financing Statement executed by the predecessor of Borrower, CNG Cylinder Company of North America, L.P. and Subordinating Creditor and filed in the office of the California Secretary of State on the following date, bearing the following file number:

     Date                     File No.
     ----                     --------

     November 18, 1991        91244309

     2. "Collateral." As used in this Agreement, "Collateral" shall mean all of the following types of property, in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest, wherever located: (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; {b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible Personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing.

     3. Disposition of Collateral. The Subordinating Creditor agrees that, until Silicon have received payment in full of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Silicon, now existing or hereafter arising (the "Silicon Debt"), Silicon may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Subordinate Interest, provided that the Subordinating Creditor retains any rights it may have as a junior secured creditor with respect to the Surplus, if any, arising from any such disposition or enforcement. The Subordinating Creditor agrees that any funds of the Borrower which it obtains through the exercise of any right of setoff or other similar right constitute Collateral, and the Subordinating Creditor shall immediately pay such funds to Silicon to be applied to the outstanding Silicon Debt.

     4. Subordination of Debt. Subordinating Creditor hereby subordinates payment by the Borrower of any and all indebtedness, liabilities, guarantees and other obligations of the Borrower to Subordinating Creditor, now existing or hereafter arising (collectively, the "Subordinated Debt"), to the payment to Silicon, in full in cash, of all Silicon Debt, and Subordinating Creditor agrees not to ask for, demand, sue for, take or receive all or any part of the Subordinated Debt nor any security therefor unless and until all of the Silicon Debt has been paid and performed in full, in cash; provided that, so long as all financial covenants of the Borrower to Silicon are met both before and immediately after giving effect to the following payments, and so long as no default or event of default has occurred under any document, instrument or agreement evidencing, securing or relating to the Silicon Debt both before and after giving effect to the following payments and provided that the Term Loan Extension Conditions set forth in Section 5.1 of the Schedule to the Loan and Security Agreement between Silicon and the Borrower dated June 2, 1992 have been met, Subordinated Creditor may accept payment of the following amounts on the Subordinated Debt:

       Payment in accordance with the terms of the Subordinated
       Debt (but without the effect of rights of acceleration on default or other events)

Subordinating Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedess of the Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinating Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full of all of the Silicon Debt prior to the payment of all or any part of the Subordinated Debt, and in order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any obligation on its part) to make and present for and on behalf of Subordinating Creditor such proofs of claim against the Borrower on account of the Subordinated Debt as Silicon may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Silicon Debt. Subordinating Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Subordinated Debt, Subordinating Creditor shall endorse all notes and other written evidence of the Subordinated Debt with a statement that they are subordinated to the Silicon Debt pursuant to the terms of this agreement, in such form as Silicon shall require, and Subordinating Creditor will exhibit the originals of such notes and other written evidence of the Subordinated Debt to Silicon so that Silicon can confirm that such endorsement has been made, but this Subordination Agreement shall be fully effective, even if no such endorsement is made.

     5. Modifications to Silicon Debt; Waivers. Until Silicon have received payment in full of all Silicon Debt, the Subordinating Creditor agrees that, in addition to any other rights that Silicon may have at law or in equity, Silicon may at any time, and from time to time, without the Subordinating Creditor's consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Silicon Debt or that of any other person at any time directly or indirectly liable for the payment of any silicon Debt, accept partial payments of the Silicon Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Silicon Debt, make loans or advances to the Borrower secured in whole or in part by the Collateral or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Silicon Debt or any present or future instrument, document or agreement between Silicon and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Silicon Debt or the Collateral as Silicon deem necessary or advisable in Siliconr sole discretion, The Subordinating Creditor waives any right to require Silicon to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Silicon Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Silicon which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

Subordinating Creditor's subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor.

     6. Default. The Subordinating Creditor shall promptly give Silicon written notice of any default or event of default under any document, instrument or agreement evidencing, securing or relating to any of the Subordinated Debt, and, until the Silicon Debt has been paid and performed in full, the Subordinating Creditor shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing.

     7. No Commitment. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Silicon to continue financing arrangements with the Borrower and that Silicon may terminate such arrangements at any time, in accordance with Silicon's agreements with the Borrower.

     8. No Contest. Subordinating Creditor agrees not to contest the validity, perfection, priority or enforceability of Silicon's security interest in the Collateral or the Silicon Debt.

     9. Financial Condition of Borrower. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Silicon Debt and the Subordinated Debt. The Subordinating Creditor covenants that it will continue to keep itself informed as to the Borrower's financial condition and all other circumstances which bear upon the risk of non-payment of the Silicon Debt and the Subordinated Debt. The Subordinating Creditor waives any right to require Silicon to disclose to it any information which Silicon may now or hereafter acquire concerning the Borrower.

     10. Revivor. If, after payment of the Silicon Debt, the Borrower thereafter becomes liable to Silicon on account of the Silicon Debt, or any payment made on the Silicon Debt shall for any reason be returned by Silicon, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Silicon Debt, without the necessity of any further act or agreement between Silicon and the Subordinating Creditor.

     11. Mutual Waiver of Jury Trial. Subordinating Creditor and Silicon each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of; or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between Subordinating Creditor and Silicon; or (iii) any conduct, acts or omissions of Subordinating Creditor or Silicon or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Subordinating Creditor or Silicon; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

     12. General. The Subordinating Creditor agrees, upon Silicon's request, to execute all such documents and instruments and take all such actions as Silicon shall deem necessary or advisable in order to carry out the purposes of this Agreement, including, without limitation appropriate amendments to financing statements executed by the Borrower in favor of Subordinating Creditor in order to refer to this Agreement (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments). The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. Subordinating Creditor represents and warrants that it has not heretofore transferred or assigned the Subordinated Debt, the Subordinate Interest or any financing statement naming Borrower as debtor and Subordinating Creditor as secured party, and that it will not do so without prior written notice to Silicon and without making such transfer or assignment expressly subject to this Agreement, This Agreement is solely for the benefit of Silicon and Silicon's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement, All of Silicon's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Silicon and the Subordinating Creditor. The Subordinating Creditor agrees to reimburse Silicon, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Silicon in enforcing this Agreement against Subordinating Creditor, whether or not suit be brought, In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Silicon and Silicon's successors and assigns.

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

13. ADDITIONAL PROVISIONS.

     (a) The provisions of Section 4 of the Purchase, Resale and Security Agreement dated October 1, 1991 between Borrower and Subordinating Creditor shall not be operative so long as any of the Silicon Debt is outstanding, and said Purchase, Resale and Security Agreement shall in all respects be subject to all of the terms and provisions of this Subordination Agreement.

"Subordinating Creditor:"

     CAITHNESS CORPORATION

     By /s/ [Illegible]
       ----------------------------
       Vice President
     Address:  161 Chestnut Ridge Road
               Saddle River, New Jersey 07458

                        CONSENT AND AGREEMENT OF BORROWER

     The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Silicon. Borrower further agrees that, at any time and from time to Lime, the foregoing Agreement may be altered, modified or amended by Silicon and the Subordinating Creditor without notice to or the consent of Borrower.

                                       Borrower:

                                            NATURAL GAS VEHICLE SYSTEMS, INC.


                                            By /s/ Howard T. Phelan
                                              ------------------------------
                                              President

                                       Accepted:

                                            SILICON VALLEY BANK

                                            By /s/ [ILLEGIBLE]
                                              ------------------------------
                                            Title VP



STATE OF  NEW YORK  )
                    :   ss:
COUNTY OF QUEENS    )

On this 2nd day of June, 1992, before me personally came Howard T. Phelan, to me known and known to me to be the individual described in, and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.



                                                /s/ Lillian Y. Rodriguez
                                            --------------------------------
                                                     Notary Public

                                                  LILLIAN Y. RODRIGUEZ
                                            NOTARY PUBLIC, State of New York
                                                     No. 41-4959417
                                               Qualified in Queens County
                                          Certificate filed in New York County
                                          Commission Expires November 27, 1995

Silicon Valley Bank                                      Subordination Agreement
--------------------------------------------------------------------------------

13. ADDITIONAL PROVISIONS.

     (a) The provisions of Section 4 of the Purchase, Resale and Security Agreement dated October 1, 1991 between Borrower and Subordinating Creditor shall not be operative so long as any of the Silicon Debt is outstanding, and said Purchase, Resale and Security Agreement shall in all respects be subject to all of the terms and provisions of this Subordination Agreement.

"Subordinating Creditor:"

     CAITHNESS CORPORATION

     By ___________________________
       Vice President
     Address:  161 Chestnut Ridge Road
               Saddle River, New Jersey 07458

                        CONSENT AND AGREEMENT OF BORROWER

     The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and the Subordinating Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Silicon. Borrower further agrees that, at any time and from time to Lime, the foregoing Agreement may be altered, modified or amended by Silicon and the Subordinating Creditor without notice to or the consent of Borrower.

                                       Borrower:

                                            NATURAL GAS VEHICLE SYSTEMS, INC.


                                            By /s/ [ILLEGIBLE]
                                              ------------------------------
                                              President

                                       Accepted:

                                            SILICON VALLEY BANK

                                            By /s/ [ILLEGIBLE]
                                              ------------------------------
                                            Title VP

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            -------------------------

                            WARRANT TO PURCHASE STOCK

Warrant to Purchase                       Issue Date:             June 2, 1992
32,000 Shares of the                      Expiration Date:        June 2, 1997
Preferred Stock of                        Initial Exercise Price: $5 per share
Natural Gas Vehicle Systems, Inc.

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE 1. EXERCISE.

     1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2 Conversion Right. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

     1.3 Alternative Stock Appreciation Right. At Holder's option, the Company shall pay Holder the fair market value of the Shares issuable upon conversion of this Warrant pursuant to Section 1.2 in cash in lieu of such Shares.

     1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.5 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.6 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.7 Repurchase on Sale. Merger or Consolidation of the Company.

     1.7.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

     1.7.2. Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

     1.7.3. Nonassumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to Section
1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

     1.7.4. Purchase Right. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Warrant Price of the Shares, but in no event less than zero.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

     2.1 Stock Dividends Splits. Etc. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2 Reclassification Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

     2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

     2.7 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

     (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant

     (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and
(c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

     3.4 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4. MISCELLANEOUS.

     4.1 Term: Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

     4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, H reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

     4.4 Transfer Procedure. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

     4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                         NATURAL GAS VEHICLE SYSTEMS, INC.


                         By /s/ [Illegible]
                           -------------------------------
                            Chairman of the Board, President or
                            Vice President

                         By /s/ [Illegible]
                           -------------------------------
                            Secretary or Ass't Secretary


                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1. The undersigned hereby elects to purchase _____ shares of the Common/Series ___ Preferred [strike one] Stock of _____ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant . This conversion is exercised with respect to _____ of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                         _____________________________
                                     (NAME)

                         _____________________________

                         _____________________________
                                    (ADDRESS)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


_____________________________
(Signature)


_____________________________
(Date)

                                   APPENDIX 2

                     NOTICE THAT WARRANT IS ABOUT TO EXPIRE

                          _________________________, ____


(Name of Holder)
(Address of Holder)
Attn: Chief Financial Offer


Dear____:

     This is to advise you that the Warrant issued to you described below will expire on ___________________, 19__.

     Issuer:

     Issue Date:

     Class of Security Issuable:

     Exercise Price per Share:

     Number of Shares Issuable:

     Procedure for Exercise:

     Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.


(Name of Issuer)


By _____________________________
Its ____________________________


                                    EXHIBIT A

                            ANTI-DILUTION PROVISIONS


     In the event of the issuance (a "Diluting Issuance") by the Company, after the Issue Date of the Warrant, of securities at a price per share less than the Warrant Price, or, if the Shares are common stock, less than the then conversion price of the Company's Series __ Preferred Stock, then the number of shares of common stock issuable upon conversion of the Shares, or if the Shares are common stock, the number of Shares issuable upon exercise of the Warrant, shall be adjusted as a result of Diluting Issuances in accordance with the Holder's standard form of Anti-Dilution Agreement in effect on the Issue Date.

     Under no circumstances shall the aggregate Warrant Price payable by the Holder upon exercise of the Warrant increase as a result of any adjustment arising from a Diluting Issuance.

                                    EXHIBIT B

                               REGISTRATION RIGHTS

     The Shares (if common stock), or the common stock issuable upon conversion of the Shares, shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of the following agreement (the "Agreement") between the Company and its investor(s):

     ___________________________________________________________________________
_____[Identity Agreement by date, title and parties. If no Agreement exists, indicate by "none".]

     The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration rights thereunder without the consent of Holder. By acceptance of the Warrant to which this Exhibit B is attached, Holder shall be deemed to be a party to the Agreement.

     If no Agreement exists, then the Company and the Holder shall enter into Holder's standard form of Registration Rights Agreement as in effect on the Issue Date of the Warrant.

[Logo] Silicon Valley Bank

                             Antidilution Agreement

Issuer:           Natural Gas Vehicle Systems, Inc.
Address:          2250 Cherry Industrial Circle
                  Long Beach, California

Date:             June 2, 1992

THIS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895, and the above Company, whose address is set forth above.

                                    RECITALS

     A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

     B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined in Exhibit A to the Warrant).

     C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Definitions. As used in this Antidilution Agreement, the following terms have the following respective meanings:

     (a) "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

     (b) "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

     (c) "Issue" means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

     (d) "Additional Common Shares" means all common stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company.

     (e) The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security.

     2. Deemed Issuance of Additional Common Shares. The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

     3. Adjustment of Warrant Price for Diluting Issuances.

     3.1 Weighted Average Adjustment. If the Company Issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Warrant Price in effect immediately before such Issue, the Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

     (a) the numerator of which is the amount of common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

     (b) the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

     3.2 Adjustment of Number of Shares. Upon each adjustment of the Warrant Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

     3.3 Securities Deemed Outstanding. For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

     4. No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

     5. Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to, or the amount of common stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

     6. Recomputation Upon Expiration of Options or Convertible Securities. The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

     7. Limit on Readjustments. No readjustment of the Warrant Price pursuant to Sections 5 or 6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

     8. 30 Day Options. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

     9. Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

     (a) Cash shall be valued at the amount of cash received by the Corporation, excluding amount paid or payable for accrued interest or accrued dividends.

     (b) Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

     (c) Mixed Consideration. The consideration for Additional common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

     (d) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

     (i) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

     (ii) the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

     10. General.

     10.1 Governing Law. This Antidilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     10.3 Entire Agreement. Except as set forth below, this Antidilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     10.4 Notices. etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth in the heading to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing.

     10.5 Severability. In case any provision of this Antidilution Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

     10.6 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Antidilution Agreement.

     10.7 Counterparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Company:

          NATURAL GAS VEHICLE SYSTEMS, INC.


          By /s/ [Illegible]
             ----------------------------
              President or Vice President


          By /s/ [Illegible]
             ----------------------------
              Secretary or Ass't Secretary

     Purchaser:

          SILICON VALLEY BANK


          By /s/ [Illegible]
             ----------------------------
          Title    VP
               --------------------------

38112-V1 2/10/92
25,321

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